UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 5, 2016
EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (423) 229-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders
The 2016 Annual Meeting of the Stockholders of Eastman Chemical Company (the "Company") was held on May 5, 2016. There were 147,938,222 shares of common stock outstanding and entitled to be voted, and 126,136,185 of those shares (85.26% of the outstanding shares) were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•	election of twelve directors to serve until the Annual Meeting of Stockholders in 2017 and until their successors are duly elected and qualified;

•	advisory vote on executive compensation as disclosed in the Annual Meeting proxy statement (the “say-on-pay” vote);

•	ratification of the action by the Audit Committee of the Board of Directors appointing PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2016; and

•	adoption of an advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
Humberto P. Alfonso	112,430,202 (98.25%)	2,007,438 (1.75%)	194,114 (0.13%)	11,504,431 (7.77%)
Gary E. Anderson	112,739,556 (98.51%)	1,706,662 (1.49%)	185,536 (0.13%)	11,504,431 (7.77%)
Brett D. Begemann	113,569,360 (99.24%)	869,094 (0.76%)	193,300 (0.13%)	11,504,431 (7.77%)
Michael P. Connors	109,860,352 (96.00%)	4,581,385 (4.00%)	190,017 (0.13%)	11,504,431 (7.77%)
Mark J. Costa	108,518,719 (94.99%)	5,724,249 (5.01%)	388,786 (0.26%)	11,504,431 (7.77%)
Stephen R. Demeritt	110,933,245 (96.94%)	3,506,755 (3.06%)	191,754 (0.13%)	11,504,431 (7.77%)
Robert M. Hernandez	110,906,457 (96.94%)	3,520,053 (3.06%)	205,244 (0.14%)	11,504,431 (7.77%)
Julie F. Holder	113,537,536 (99.19%)	924,456 (0.81%)	169,762 (0.11%)	11,504,431 (7.77%)
Renée J. Hornbaker	111,741,904 (97.63%)	2,711,382 (2.37%)	178,468 (0.12%)	11,504,431 (7.77%)
Lewis M. Kling	113,358,365 (99.05%)	1,090,332 (0.95%)	183,057 (0.12%)	11,504,431 (7.77%)
James J. O’Brien	114,099,626 (99.70%)	348,816 (0.30%)	183,312 (0.12%)	11,504,431 (7.77%)
David W. Raisbeck	111,558,569 (97.48%)	2,885,117 (2.52%)	188,068 (0.13%)	11,504,431 (7.77%)

Accordingly, each of the twelve nominees received a majority of votes cast in favor of that director's election and was elected.

The results of the voting on the advisory "say-on-pay" vote were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
109,926,033 (96.22%)	4,313,848 (3.78%)	391,654 (0.26%)	11,504,650 (7.77%)

Accordingly, a majority of votes cast in the advisory "say-on-pay" vote were "for" approval of the executive compensation as disclosed in the Annual Meeting proxy statement.

The results of the voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for 2016 were as follows:

Votes For (% of voted shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes
120,207,393 (95.47%)	5,708,148 (4.53%)	220,644 (0.15%)	n/a

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of PricewaterhouseCoopers LLP as independent auditors was ratified.

The results of the voting on the advisory stockholder proposal requesting that the Board of Directors take steps necessary to permit stockholders to act by written consent without a meeting were as follows:

Votes For (% of voted shares and % of outstanding shares)	Votes Against (% of voted shares)	Abstentions (% of outstanding shares)	Broker Non-Votes (% of outstanding shares)
52,816,730 (46.47% and 35.70%)	60,837,265 (53.53%)	977,759 (0.66%)	11,504,431 (7.77%)

Accordingly, a majority of votes cast on this stockholder proposal were not in favor of the advisory proposal and the proposal was not adopted.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Eastman Chemical Company
                             By: /s/ Brian L. Henry
                               Brian L. Henry, Senior Securities - Governance Counsel and Assistant Secretary

Date: May 10, 2016

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